Exhibit 99(b)









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                          REGISTRATION RIGHTS AGREEMENT

                                    Between

                              THE ACTAVA GROUP INC.

                                       and

                       THE METROMEDIA HOLDERS NAMED HEREIN



              _____________________________________________________


                   Common Stock, par value $1.00 per share
              _____________________________________________________







                         Dated as of September 27, 1995







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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1.   Registration Under Securities Act, etc.  . . . . . . . . . . . . . . . .  1

     1.1  Registration on Request . . . . . . . . . . . . . . . . . . . . . .  1
     1.2  Registration Procedures . . . . . . . . . . . . . . . . . . . . . .  3
     1.3  Underwritten Offerings  . . . . . . . . . . . . . . . . . . . . . .  6
     1.4  Preparation; Reasonable Investigation . . . . . . . . . . . . . . .  7
     1.5  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . .  7

2.   Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

3.   Rule 144 and Rule 144A . . . . . . . . . . . . . . . . . . . . . . . . . 12

4.   Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . 13

5.   Nominees for Beneficial Owners . . . . . . . . . . . . . . . . . . . . . 13

6.   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

7.   Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

8.   Calculation of Percentage Interests in Registrable Securities  . . . . . 14

9.   Investment Only  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

10.  No Inconsistent Agreements . . . . . . . . . . . . . . . . . . . . . . . 15

11.  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

12.  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

13.  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

14.  Descriptive Headings . . . . . . . . . . . . . . . . . . . . . . . . . . 15

15.  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

16.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16






























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          REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of September 27,
1995 among Metromedia Company, a Delaware general partnership ("Metromedia"),
Met Telcell, Inc., a Delaware corporation ("Met Telcell"), Met International Inc., a Delaware corporation ("Met International"), John W. Kluge ("Kluge"), Anita H. Subotnick and Stuart Subotnick, as joint tenants ("Subotnick"), and MetProductions, Inc., a Delaware corporation ("MetProductions" and together with Metromedia, Met Telcell, Met International, Kluge and Subotnick, the "Metromedia Holders") and The Actava Group Inc., a Delaware corporation ("Actava" or the "Company"). Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 2 of this Agreement.

          WHEREAS, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of September 21, 1995, as amended from time to time (the "Merger Agreement"), among the Company, Orion Pictures Corporation, a Delaware corporation ("Orion"), MCEG Sterling Incorporated, a Delaware corporation ("Sterling"), Metromedia International Telecommunications, Inc., a Delaware corporation ("MITI"), OPC Merger Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("OPC Mergerco"), and MITI Merger Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("MITI Mergerco"), Orion and MITI will merge with and into OPC Mergerco and MITI Mergerco, respectively, and Sterling will merge with and into the Company, with the Company being the surviving corporation of such merger (the "Sterling Merger"; and together with the mergers of Orion and MITI with and into OPC Mergerco and MITI Mergerco, respectively, the "Mergers");

          WHEREAS, pursuant to a Contribution Agreement, to be dated as of the Effective Time (as defined in the Merger Agreement) of the Mergers, among the Company and certain of the Metromedia Holders (the "Contribution Agreement"), at the Effective Time of the Mergers, certain of the Metromedia Holders may contribute, assign or convey to the Company certain amounts owed by Orion, MITI and certain of their affiliates to such Metromedia Holders in return for shares of common stock, par value $1.00 per share, of the Company ("Common Stock").

          1.   Registration Under Securities Act, etc.
               ---------------------------------------

               1.1  Registration on Request.
                    -----------------------

                    (a)  Shelf Registration.  Actava shall file as soon as
                         ------------------
reasonably practicable following the date hereof a "shelf" registration statement with respect to the Registrable Securities (as defined below) to be issued to the Metromedia Holders pursuant to the Merger Agreement and the Contribution Agreement, on Form S-3 pursuant to Rule 415




































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under the Securities Act (the "Shelf Registration").  Actava shall use its best efforts to have the Shelf Registration declared effective as soon as reasonably practicable after such filing but in any event on or prior to the Effective Time (as defined in the Merger Agreement) of the Mergers and, shall use its best efforts to keep the Shelf Registration continuously effective from the date such Shelf Registration is declared effective until such time as all of the Registrable Securities shall cease to be Registrable Securities.

          Actava shall supplement or amend, if necessary the Shelf Registration, as required by the registration form utilized by Actava or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations promulgated thereunder or as reasonably required by Metromedia or, if the Metromedia Holders do not hold at least 50% of the Registrable Securities, the holder or holders of (or any underwriter for) a majority of the Registrable Securities (the "Majority Holders"), and Actava shall furnish to the holders of the Registrable Securities to which the Shelf Registration relates copies of any such supplement or amendment prior to its being used and/or filed with the Commission. Actava shall pay all Registration Expenses incurred in connection with the Shelf Registration and any supplements or amendments thereto, whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Shelf Registration. In no event shall the Shelf Registration include securities other than Registrable Securities, unless Metromedia consents to such inclusion.

                    (b)  Underwriting Procedures.  If Metromedia so elects or,
                         -----------------------
in the event the Metromedia Holders do not hold a majority of the Registrable Securities, the Majority Holders, so elect, the offering of all or a portion of the Registrable Securities pursuant to such Shelf Registration shall be in the form of an underwritten offering. The managing underwriter or managing underwriters of the underwritten offering to which the Shelf Registration relates shall be a firm or firms of nationally recognized standing selected by Metromedia or, if the Metromedia Holders do not hold at least 50% of the Registrable Securities, the Majority Holders, and shall be reasonably acceptable to the Company, it being agreed that Donaldson, Lufkin & Jenrette Securities Corporation or any successor thereto is reasonably acceptable to the Company.

               1.2  Registration Procedures.  In connection with the
                    -----------------------
registration statement filed pursuant to Section 1.1, the Company will, as expeditiously as possible:
































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                       (i) prepare and file with the Commission such amendments
     and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement or as may be reasonably requested by Metromedia or, if the Metromedia Holders do not hold at least 50% of the Registrable Securities, the Majority Holders, until such time as all of such Registr-able Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                      (ii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                     (iii) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and
     (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iii) be obligated to be so qualified, subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;


































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                      (iv) use its best efforts to cause all Registrable
     Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authori-ties as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                       (v) use its best efforts to furnish at the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed counterpart of (x) an opinion of counsel for the Company, dated the effective date of such registration statement and (y) in connection with an underwritten offering, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the sellers of the Registrable Securities covered by such registration statement, or the underwriters, may reasonably request;

                      (vi) promptly notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary
































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     so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                    (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings state-ment covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus; and

                    (viii) use its best efforts to list all Registrable Securities covered by such registration statement on the NYSE, the AMEX or such other national securities exchange on which Registrable Securities of the same class and, if applicable, series, covered by such registration statement are then listed or on the National Association of Securities Dealers Automated Quotations System, Inc. ("NASDAQ") if the Registrable Securities are quoted on NASDAQ.

The Company may (i) require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and (ii) require each seller of Registrable Securities to agree to comply with the Securities Act and the Exchange Act in connection with the registration and distribution of the Registrable Securities.

          Notwithstanding the foregoing, if any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and in its sole and exclusive judgment such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require the insertion therein of language, in form and substance reasonably satisfactory to such holder and the Company, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of






























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the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vi) of this
Section 1.2, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vi) of this
Section 1.2 and, if so directed by the Company, will promptly deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

               1.3  Underwritten Offerings.  If requested by the underwriters
                    ----------------------
for any underwritten offering by holders of Registrable Securities pursuant to the Shelf Registration, the Company will use its best efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to each such holder, the Company and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 1.5. The holders of the Registrable Securities proposed to be sold by such underwriters will reasonably cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities to be sold by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or any other representations required by applicable law.
































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               1.4  Preparation; Reasonable Investigation. In connection with
                    -------------------------------------
the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company (i) shall give Metromedia or, if the Metromedia Holders do not hold at least 50% of the Registrable Securities, a representative holder designated in writing to the Company by the Majority Holders (the "Representative"), such holders' underwriters, if any, and counsel and accountants designated by Metromedia or the Representative, as the case may be, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) shall give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Metromedia or the Representative, as the case may be, and such underwriters or such counsel or accountants, to conduct a reasonable investigation within the meaning of the Securities Act and (iii) shall promptly notify Metromedia or the Representative, as the case may be, and its counsel of any stop order issued or threatened by the Commission and promptly take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

               1.5  Indemnification.
                    ---------------

                    (a)  Indemnification by the Company.  The Company will, and
                         ------------------------------
hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 1.1, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, shareholders, employees and affiliates against any losses, claims, damages or liabilities, joint or several, to which such seller or under-writer or any such director, officer, partner, shareholder, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any































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preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and the Company will reimburse each such seller or underwriter and each such director, officer, partner, shareholder, employee, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to
            --------
the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such seller or any such director, officer, employee, affiliate, partner or controlling person and shall survive the transfer of such securities by such seller.

                    (b)  Indemnification by the Sellers.  As a condition to
                         ------------------------------
including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 1.5) the Company, and each director, officer, employee and shareholder of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state therein a material fact in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument































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duly executed by or on behalf of such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided,
                                                               --------
however, that the liability of such indemnifying party under this Section 1.5(b)
-------
shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, shareholder or controlling person and shall survive the transfer of such securities by such seller.

                    (c)  Notices of Claims, etc.  Promptly after receipt by an
                         -----------------------
indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to
             --------  -------
give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however,
                                                              --------  -------
that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without
































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the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.

                    (d)  Contribution.  If the indemnification provided for in
                         ------------
this Section 1.5 shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party under subparagraph (a) or
(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subparagraph
(a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement in connection with the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations (the relative fault of the Company and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such prospective sellers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission) or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the rela-tive benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subparagraph (d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settle-






























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ment of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld or delayed.

                    (e)  Other Indemnification.  Indemnification and
                         ---------------------
contribution similar to that specified in the preceding subdivisions of this
Section 1.5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law, rule or regulation of any governmental authority other than the Securities Act.

                    (f)  Indemnification Payments.  The indemnification and
                         ------------------------
contribution required by this Section 1.5 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          2.   Definitions.  As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:

          "AMEX" means the American Stock Exchange Inc.
           ----

          "Commission" means the Securities and Exchange Commission or any other
           ----------
federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such successor federal statute.

          "Majority Holder" is defined in Section 1.1.
           ---------------

          "NYSE" means the New York Stock Exchange, Inc.
           ----

          "Person" means any individual, corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, joint stock company, government (or an agency, department or political subdivision thereof) or other entity of any kind.

          "Registrable Securities" means (i) the Shares, (ii) any other shares
           ----------------------
of Common Stock owned by any Metromedia Holder or any affiliate of Metromedia and (iii) any Related Registrable Securities. As to any




























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particular Registrable Securities, once issued such securities shall cease to be
Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not, in the opinion of counsel to the holders (or in the opinion of counsel to the Company, which opinion is reasonably satisfactory to the holders), require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated pursuant to
Section 8.

          "Registration Expenses" means all costs, fees and expenses incident to
           ---------------------
the Company's performance of or compliance with Section 1, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions or transfer taxes with respect to the Registrable Securities) and the reasonable fees and expenses of one counsel to Metromedia or, if the Metromedia Holders do not hold at least 50% of the Registrable Securities, one counsel to the Majority Holders.

          "Related Registrable Securities" means any securities of the Company
           ------------------------------
issued or issuable with respect to the Shares by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

          "Securities Act" means the Securities Act of 1933, or any successor
           --------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular sec-tion of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such successor federal statute.

          "Shares" means the shares of Common Stock to be received by the
           ------
Metromedia Holders pursuant to the Merger Agreement and the Contribution Agreement.

          3.   Rule 144 and Rule 144A.  The Company shall take all actions
               ----------------------
reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

          4.   Amendments and Waivers.  This Agreement may be amended with the
               ----------------------
written consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Metromedia or, if the Metromedia Holders do not hold at least 50% of the Registrable Securities, the Majority Holders affected by such amendment, action or omission to act. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

          5.   Nominees for Beneficial Owners.  In the event that any
               ------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request, consent, waiver or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

          6.   Notices.  All notices, demands and other communications provided
               -------
for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telex, telegram, telecopier, reputable courier service or personal delivery to the following addresses (or at such other address for a party as shall be specified by like notice):

                    (i)  if to any of the Metromedia Holders,
                    c/o Metromedia Company
                    One Meadowlands Plaza
                    East Rutherford, NJ  07073
                    Attn:  General Counsel
                    Telecopy:  (201) 804-6685

              (ii)  if to the Company, to

                    The Actava Group Inc.
                    945 East Paces Ferry Road, Suite 2210
                    Atlanta, GA 30326
                    Attn:  General Counsel
                    Telecopy:  (404) 233-6865

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being sent by reputable courier service; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

          7.   Assignment.  This Agreement shall be binding upon and inure to
               ----------
the benefit of and shall be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns and, with respect to the Metromedia Holders, any holder of any Registrable Securities, subject to the provisions respecting the minimum numbers of percentages of shares of Registrable Securities required in order to be entitled to certain rights, or to take certain actions, contained herein.

          8.   Calculation of Percentage Interests in Registrable Securities.
               -------------------------------------------------------------
For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the total number of shares of Common Stock included in the definition of the Registrable Securities outstanding at the time such calculation is made.

          9.   Investment Only.  Each Metromedia Holder hereby represents and
               ---------------
warrants to the Company that it, he or she has acquired the Shares for investment only, for its, his or her own account and not for resale or distribution. Each Metromedia Holder further acknowledges that the Shares are being issued pursuant to an exemption from registration under the Securities Act and agrees not to sell or otherwise dispose of the Shares in any transaction which, in the reasonable opinion of Company's counsel, would be in violation of the Securities Act. The Metromedia Holders each acknowledge that a legend appears on the certificates for the Shares reflecting the foregoing restriction and each of the Metromedia Holders hereby consents to the Company's maintaining "stop transfer" instructions with its transfer agent with respect thereto.

          10.  No Inconsistent Agreements.  The Company will not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

          11.  Remedies.  Each holder of Registrable Securities, in addition to
               --------
being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          12.  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended and understood that all of the rights and privileges of the Metromedia Holders shall be enforceable to the fullest extent permitted by law.

          13.  Entire Agreement.  This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          14.  Descriptive Headings.  The descriptive headings of the several
               --------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          15.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
               -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF

NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

          16.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         METROMEDIA COMPANY


                         By:/s/ Robert A. Maresca
                            --------------------------
                            Name:  Robert A. Maresca
                            Title: Senior Vice President

                         MET TELCELL, INC.


                         By:/s/ Robert A. Maresca
                            --------------------------
                            Name:  Robert A. Maresca
                            Title: Senior Vice President


                         MET INTERNATIONAL, INC.

                         By:/s/ Robert A. Maresca
                            --------------------------
                            Name:  Robert A. Maresca
                            Title: Senior Vice President


                         /s/ John W. Kluge
                         -----------------------------
                         John W. Kluge

                         /s/ Anita H. Subotnick
                         /s/ Stuart Subotnick
                         -----------------------------
                         Anita H. Subotnick
                         and Stuart Subotnick


                         METPRODUCTIONS, INC.


                         By:/s/ Robert A. Maresca
                            --------------------------
                            Name:  Robert A. Maresca
                            Title: Senior Vice President


                         THE ACTAVA GROUP INC.


                         By:/s/ John D. Phillips
                            --------------------------
                            Name:  John D. Phillips
                            Title: President and
                                   Chief-Executive Officer